UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 25, 2013

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 25, 2013, Timberline Resources Corporation (the “Registrant”) amended its Lease and Option Agreement for Purchase and Sale of Mining Properties (the “Amended Agreement”), effective October 1, 2013 (the “Effective Date”), with David Cooper Knight, as trustee of the David C. and Debra J. Knight Living Trust (“Knight”).

Pursuant to the Amended Agreement, the Registrant will evaluate, explore and develop an additional package of 104 mineral claims in Nevada (the “Mining Properties”).  In consideration of the Amended Agreement, the Registrant has agreed to issue to Knight 200,000 restricted common shares of the Registrant and has agreed to perform necessary property maintenance as set forth in the Amended Agreement.  As of the date of this filing, the Registrant holds a total of 590 mineral claims in Nevada pursuant to the Amended Agreement comprised of seven separate properties. The Amended Agreement is attached hereto as Exhibit 10.1.  The remaining terms and conditions of the original Lease and Option Agreement, including the material terms of the option, as described in our Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 28, 2013, remain unchanged.

The above summary of the material terms of the Amended Agreement is qualified in its entirety by the Amended Agreement, which is attached hereto as Exhibit 10.1

Item 3.02  Unregistered Sales of Equity Securities

 As described in Item 1 above, upon approval of the NYSE MKT, the Registrant will issue 200,000 shares of common stock to Knight on a private basis. The shares of common stock will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act in reliance on the representations of Knight.

Item 7.01  Regulation FD Disclosure.

On October 28, 2013, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the completion of the Amended Agreement.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit	Description
10.1	Amendment to Lease and Option Agreement for Purchase and Sale of Mining Properties, effective October 1, 2013, executed October 25, 2013
99.1	Press Release, dated October 28, 2013*

*Exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: October 28, 2013	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director